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                                                                   EXHIBIT 10.1


Exhibit 10. Engagement for Legal Services between Daniel H. Luciano and the Company

                                Daniel H. Luciano
                                 ATTORNEY AT LAW
                           242A WEST VALLEY BROOK ROAD
                            CALIFON, NEW JERSEY 07830
                            Telephone (908) 832-5546
                            FACSIMILE (908) 832-9601


                                December 5, 1995

E. Al Rose
Chairman
DMI, Inc.
1 Hughes
Irvine, California 92718                                      VIA FACSIMILE
                                                              -------------
                                                              AND REGULAR MAIL
                                                              ----------------

Re: Engagement for Legal Services DMI, Inc. ("Company )

Dear Al:

This letter will confirm and memorialize our conversation yesterday as it relates to our agreement as to the manner in which I am to be compensated for future legal services.

As consideration for the legal services rendered by the undersigned from and after yesterday, I will continue to bill for such services under our prior arrangement, namely, one-half (1/2) of the fee will be paid in cash and one-half (1/2) payable in stock under the same format. I will have registration rights under Form S-8 for such stock.

However, in the event the merger agreement with Unicomp, Inc. ("Unicomp") is terminated for any reason or is not completed under existing terms prior to March 1, 1996, then, I shall have the option to rebill the Company for the remaining one-half (1/2) fee for such invoices (from and after yesterday) which will be paid in cash by the Company. Payment by the Company will be made within ten (10) days of submittal of the revised invoice. Upon payment of the revised invoice, I automatically surrender my rights to such stock compensation.

Sincerely,


/s/ Daniel H. Luciano
Daniel H. Luciano

Agreed and accepted this 6th day of December, 1995.

/s/ E. Al Rose
E. Al Rose
Chairman